UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2017 (March 13, 2017)

Humana Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5975	61-0647538
(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY	40202
(Address of Principal Executive Offices)	(Zip Code)

502-580-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

A.	Underwriting Agreement.

On March 13, 2017, Humana Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters (together, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $600,000,000 aggregate principal amount of its 3.950% Senior Notes due 2027 (the “2027 Senior Notes”), and $400,000,000 aggregate principal amount of its 4.800% Senior Notes due 2047 (the “2047 Senior Notes” and, together with the 2027 Senior Notes, the “Senior Notes”), in accordance with the terms and conditions set forth in the Underwriting Agreement. The 2027 Senior Notes were sold at a public offering price of 99.877% of the aggregate principal amount thereof and the 2047 Senior Notes were sold at a public offering price of 99.905% of the aggregate principal amount thereof.

The sale of the Senior Notes has been registered with the Securities and Exchange Commission (the “Commission”) in a registration statement on Form S-3, File No. 333-202623 (the “Registration Statement”). The terms of the Senior Notes are described in the Company’s Prospectus dated March 9, 2015, as supplemented by a final Prospectus Supplement dated March 13, 2017 as filed with the Commission on March 14, 2017, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

The closing of the sale of the Senior Notes occurred on March 16, 2017, and the terms of the Senior Notes are described below. The Company estimates that the net proceeds from the sale of the Senior Notes, after deducting the Underwriters’ discounts and commissions and estimated offering expenses, will be approximately $988 million.

The Underwriters have performed commercial banking, investment banking and advisory services for us from time to time for which they have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business. In addition, affiliates of certain of the Underwriters are lenders under our credit facility. We intend to use the net proceeds for general corporate purposes.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

B.	Supplemental Indentures Relating to the Notes

On March 16, 2017, the Company completed a public offering of the Senior Notes. The Senior Notes were issued under an indenture dated as of August 5, 2003, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A) (as successor to The Bank of New York), as trustee (the “Trustee”) (the “Original Indenture”) as supplemented by a tenth supplemental indenture, dated as of March 16, 2017, by and between the Company and the Trustee relating to the 2027 Senior Notes (the “Tenth Supplemental Indenture” and, together with the Original Indenture, the “Tenth Indenture”) and an eleventh supplemental indenture, dated as of March 16, 2017, by and between the Company and the Trustee relating to the 2047 Senior Notes (the “Eleventh Supplemental Indenture” and, together with the Original Indenture, the “Eleventh Indenture”, the Tenth Indenture and the Eleventh Indenture are referred to herein as the “Indentures”). Pursuant to the terms of each of the Indentures, the Senior Notes are unsecured senior obligations of the Company and rank equally with all of the Company’s other unsecured, unsubordinated indebtedness. The 2027 Senior Notes bear interest at an annual rate of 3.950% and the 2047 Senior Notes bear interest at an annual rate of 4.800%. Interest on the Senior Notes is payable by the Company on September 15 and March 15 of each year, beginning on September 15, 2017. The 2027 Senior Notes mature on March 15, 2027 and the 2047 Senior Notes mature on March 15, 2047.

A copy of the Original Indenture was filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 and is incorporated by reference herein. A copy of the Tenth Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2027 Senior Notes is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Eleventh Supplemental Indenture is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2047 Senior Notes is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated by reference herein. The descriptions of the material terms of the Tenth Supplemental Indenture, the 2027 Senior Notes, the Eleventh Supplemental Indenture and the 2047 Senior Notes are qualified in their entirety by reference to such exhibits. In addition, the legal opinion related to the Notes is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

The Trustee has also been appointed registrar and paying agent with regard to the Senior Notes and serves the same roles with respect to certain other series of the Company’s senior notes. An affiliate of the Trustee is also a lender under the Company’s existing credit facility.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure above under Item 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release announcing the closing of the offering of the Notes, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

None of the information furnished in this Item 7.01 hereto (including Exhibit 99.1) shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Unless expressly set forth by specific reference in such filings, none of the information furnished in this Item 7.01 (including Exhibit 99.1) shall be incorporated by reference in any filing under the Securities Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 13, 2017, among the Company, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc., as representatives of the several Underwriters.

4.1	Indenture, dated as of August 5, 2003, by and between the Company and the Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.1 to Humana Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003).

4.2	Tenth Supplemental Indenture, dated March 16, 2017, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 3.950% Senior Notes due 2027.

4.4	Eleventh Supplemental Indenture, dated March 16, 2017, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.5	Form of 4.800% Senior Notes due 2047.

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (See Exhibit 5.1).

99.1	Press Release, dated March 16, 2017, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Cynthia H. Zipperle
Cynthia H. Zipperle
Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

Dated: March 16, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 13, 2017, among the Company, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc., as representatives of the several Underwriters.

4.1	Indenture, dated as of August 5, 2003, by and between the Company and the Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.1 to Humana Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003).

4.2	Tenth Supplemental Indenture, dated March 16, 2017, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 3.950% Senior Notes due 2027.

4.4	Eleventh Supplemental Indenture, dated March 16, 2017, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.5	Form of 4.800% Senior Notes due 2047.

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (See Exhibit 5.1).

99.1	Press Release, dated March 16, 2017, issued by the Company.